Exhibit 99.1

For Immediate Release

Covia Announces Management Change

Board Chairman Richard Navarre Appointed Interim Chief Executive Officer

Jenniffer Deckard Steps Down as Chief Executive Officer

INDEPENDENCE, Ohio, May 9, 2019  -- Covia (NYSE:CVIA), a leading provider of mineral-based and material solutions for the Industrial and Energy markets, today announced that Richard Navarre, Covia’s Chairman of the Board of Directors, has been appointed Interim President and Chief Executive Officer. Mr. Navarre succeeds Jenniffer Deckard who has resigned as President, Chief Executive Officer and as a member of the Board of Directors following the Board’s decision to take a different leadership direction.  Jenniffer will serve as a consultant to the Company for an interim period in order to help ensure a smooth transition.  The Covia Board has engaged a leading national search firm to conduct the search process to identify a permanent CEO.

“I’m honored to accept the role of Interim President and CEO during this important transformational time for the Company and I look forward to accelerating the execution of our strategy,” said Mr. Navarre. “I know the Company and its management team well given my tenure on the Board and am confident in our future success. Covia has high-quality assets serving attractive markets in both the Industrial and Energy segments and is supported by a blue chip customer base and most importantly, a highly talented team. These strengths are the foundation for long term success and in the near term, we will drive shareholder value by optimizing the performance of our assets, maximizing free cash flow and reducing debt.”

Mr. Navarre continued, “On behalf of the Board, I want to thank Jenniffer for her extraordinary contributions over her career at Covia and its predecessors. Jenniffer played an instrumental role in the creation of Covia, and has helped navigate the organization through a transformative merger during challenging market conditions.”

“It has been a true privilege to lead the dedicated team at Covia since our successful merger and I am proud of all that we have accomplished in combining and integrating Fairmount Santrol and Unimin to establish Covia as an industry leader,” said Ms. Deckard. “I look forward to seeing Covia continue to grow and I am confident that Covia is well positioned to leverage its scale, capabilities, and excellent product offerings to serve the diverse needs of its customers and drive enhanced value for its shareholders.”

Mr. Navarre has served as Chairman of the Board of Directors, Executive Committee and Audit Committee of Covia since June 2018. He has more than 35 years of diverse international business and finance experience, having previously served as the President and Chief Commercial Officer of Peabody Energy Corporation from February 2008 until his retirement in June 2012. Mr. Navarre is currently an independent director, member of the Audit Committee and Chairman of the Conflicts Committee for Natural Resource Partners LP, a diversified natural resource company listed on the New York Stock Exchange (NYSE). He is also an independent director and Chairman of the Personnel and Compensation Committee and a member of the Nominating & Governance Committees for Arch Coal, a coal mining and processing company listed on the NYSE.  Additionally, Mr. Navarre is Chairman of the Board of Directors of Civeo Corporation, a global workforce housing specialist listed on the NYSE, and he was previously Chairman of the Board of Directors of United Coal Company, LLC, a producer of steam and coking coal.

Mr. Navarre is a member of the Hall of Fame of the College of Business at Southern Illinois University Carbondale and a member of the Board of Advisors of the College of Business & Administration and the School of Accountancy of Southern Illinois University Carbondale. Mr. Navarre is a Certified Public Accountant and received his B.S. in Accounting from Southern Illinois University Carbondale.

In a separate press release issued today, Covia reported financial results for the first quarter of 2019.

About Covia

Covia is a leading provider of mineral-based material solutions for the Industrial and Energy markets, representing the legacy and combined strengths from the June 2018 merger of Unimin and Fairmount Santrol. The Company is a leading provider of diversified mineral solutions to the glass, ceramics, coatings, metals, foundry, polymers, construction, water filtration, sports and recreation markets. The Company offers a broad array of high-quality products, including high-purity silica sand, nepheline syenite, feldspar, clay, kaolin, lime, resin systems and coated materials, delivered through its comprehensive distribution network. Covia offers its Energy customers an unparalleled selection of proppant solutions, additives, and coated products to enhance well productivity and to address both surface and down-hole challenges in all well environments. Covia has built long-standing relationships with a broad customer base consisting of blue-chip customers. Underpinning these strengths is an unwavering commitment to safety and to sustainable development further enhancing the value that Covia delivers to all of its stakeholders. For more information, visit CoviaCorp.com.

Caution Concerning Forward-Looking Statements

This release contains statements which, to the extent they are not statements of historical or present fact, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (“PSLRA”), and such statements are intended to qualify for the protection of the safe harbor provided by the PSLRA. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of the Company’s management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although the Company’s management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, and results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to: changes in prevailing economic conditions, including fluctuations in supply of, demand for, and pricing of, the Company’s products; potential business uncertainties relating to the merger, including potential disruptions to the Company’s business and operational relationships, the Company’s ability to achieve anticipated synergies, and the anticipated costs, timing and complexity of the Company’s integration efforts; loss of, or reduction in, business from the Company’s largest customers or their failure to pay the Company; possible adverse effects of being leveraged, including interest rate, event of default or refinancing risks, as well as potentially limiting the Company’s ability to invest in certain market opportunities; the Company’s ability to successfully develop and market new products; the Company’s rights and ability to mine its property and its renewal or receipt of the required permits and approvals from government authorities and other third parties; the Company’s ability to implement and realize efficiencies from capacity expansion plans, and cost reduction initiatives within its time and budgetary parameters; increasing costs or a lack of dependability or availability of transportation services or infrastructure and geographic shifts in demand; changing legislative and regulatory initiatives relating to the Company’s business, including environmental, mining, health and safety, licensing, reclamation and other regulation relating to hydraulic fracturing (and changes in their enforcement and interpretation); silica-related health issues and corresponding litigation; seasonal and severe weather conditions; other operating risks beyond the Company’s control; the risks discussed in the Risk Factors section of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 22, 2019; and the other factors discussed from time to time in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the Company makes on related subjects in its public announcements and SEC filing.

Investor contact:

Matthew Schlarb

440-214-3284

Matthew.Schlarb@coviacorp.com